                                                                   EXHIBIT 10.86

                                 EXHIBIT III-C

                            SAHARA RESORTS GUARANTY


          This GUARANTY is entered into as of July 29, 1997 by SAHARA RESORTS, a Nevada corporation ("GUARANTOR"), in favor of and for the benefit of SUNAMERICA LIFE INSURANCE COMPANY, as collateral agent for and representative of (in such capacity herein called "REPRESENTATIVE") the holders of the Notes from time to time ("HOLDERS"), and, subject to subsection 3.7, for the benefit of the other Beneficiaries (as hereinafter defined).

                                    RECITALS

          A. Sahara Las Vegas Corp., a Nevada corporation ("COMPANY"), and Santa Fe Gaming Corporation (formerly named Sahara Gaming Corporation) have entered into that certain Amended and Restated Note Purchase Agreement dated as of July 29, 1997 with Representative (said Amended and Restated Note Purchase Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "NOTE PURCHASE AGREEMENT"; capitalized terms defined therein and not otherwise defined herein being used herein as therein defined).

          B. Guarantor owns substantially all the capital stock of Company and will benefit from the transactions contemplated by the Basic Documents.

          C. It is a condition precedent to the effectiveness of the Note Purchase Agreement, including but not limited to the issuance of any additional Notes thereunder, that Company's obligations thereunder be guarantied by Guarantor. Guarantor has received copies of the Note Purchase Agreement and the other Basic Documents.

          D. Guarantor is willing irrevocably and unconditionally to guaranty such obligations of Company.

          NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Holders and Representative to enter into the Note Purchase Agreement and to acquire the Additional Notes thereunder, Guarantor hereby agrees as follows:

SECTION 1.   DEFINITIONS

          1.1  CERTAIN DEFINED TERMS.  As used in this Guaranty, the following
               ---------------------
terms shall have the following meanings unless the context otherwise requires:

               "BENEFICIARIES" means Representative and Holders.

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

               "GUARANTIED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

               "GUARANTY" means this Guaranty dated as of July 25, 1997, as it may be amended, supplemented or otherwise modified from time to time.

               "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations, including without limitation all principal, interest, costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of Beneficiaries as required under the Basic Documents.

          1.2  INTERPRETATION.  References to "Sections" and "subsections" shall
               --------------
be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided. In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Note Purchase Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

SECTION 2.  THE GUARANTY

          2.1  GUARANTY OF THE GUARANTIED OBLIGATIONS.  Subject to the
               --------------------------------------
provisions of subsection 2.2, Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes:

               (a) any and all Obligations of Company now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with the Note Purchase Agreement and the other Basic Documents, including those arising under successive borrowing transactions under the Note Purchase Agreement which shall either continue the Obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding; and

               (b) those expenses set forth in subsection 2.8 hereof.

          2.2  LIMITED ON AMOUNT GUARANTIED.  If any Fraudulent Transfer Law (as
               ----------------------------
hereinafter defined) is determined by a court of competent jurisdiction to be applicable to the obligations of Guarantor under this Guaranty, such obligations of Guarantor hereunder shall be limited to a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), in each case after giving effect to all other liabilities of Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of guarantor (x) in respect of intercompany indebtedness to Company or other affiliates of Company to the extent that such indebtedness would be discharged in an amount equal to the amount paid by Guarantor hereunder and (y) under any guaranty of subordinated indebtedness which guaranty contains a limitation as to maximum amount similar to that set forth in this sentence of subsection 2.2, pursuant to which the liability of Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, reimbursement, indemnification or contribution of Guarantor pursuant to applicable law or pursuant to the terms of any agreement.

          2.3  PAYMENT BY GUARANTOR; APPLICATION OF PAYMENTS.  Subject to the
               ---------------------------------------------
provisions of subsection 2.2, Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. (S) 362(a)), Guarantor will upon demand pay, or cause to be paid, in cash, to Representative for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding) and all other Guarantied Obligations then owed to Beneficiaries as aforesaid. All such payments shall be applied promptly from time to time by Representative:

          First, to the payment of the costs and expenses of any collection or
          -----
     other realization under this Guaranty, including reasonable compensation to Representative and its agents and counsel, and all expenses, liabilities and advances made or incurred by Representative in connection therewith;

          Second, to the payment of all other Guarantied Obligations in such
          ------
     order as Representative shall elect pursuant to Section 2.5 of the Note Purchase Agreement; and

          Third, after payment in full of all Guarantied Obligations, to the
          -----
     payment to Guarantor, or its successors or assigns, or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such payments.

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

          2.4  LIABILITY OF GUARANTOR ABSOLUTE.  Guarantor agrees that its
               -------------------------------
obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:

          (a) This Guaranty is a guaranty of payment when due and not of collectibility.

          (b) Representative may enforce this Guaranty upon the occurrence of an Event of Default under the Note Purchase Agreement.

          (c) The obligations of Guarantor hereunder are independent of the obligations of Company under the Basic Documents, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Company or any other guarantors and whether or not Company is joined in any such action or actions.

          (d) Payment by Guarantor of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Representative is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit, and such judgment shall not, except to the extent satisfied by Guarantor, limit, affect, modify or abridge Guarantor's liability hereunder in respect of the Guarantied Obligations.

          (e) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations, (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties of the Guarantied Obligations, or any other obligation of any Person (including any other guarantor) with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by

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

     or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with the Note Purchase Agreement and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Basic Documents.

          (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Basic Documents, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Note Purchase Agreement, any of the other Basic Documents or any agreement or instrument executed pursuant thereto, or of any other guaranty or security for the Guarantied Obligations or any agreement relating to such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Basic Documents or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations; (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or

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

     delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

          2.5  WAIVERS BY GUARANTOR.  Guarantor hereby waives, for the benefit
               --------------------
of Beneficiaries:

               (a) any right to require any Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against Company, any other guarantor of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

               (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations ;

               (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

               (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

               (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;

               (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Note Purchase Agreement or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in subsection 2.3 and any right to consent to any thereof; and

               (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty, including without limitation the provisions of Nevada Revised Statutes Sections 40.430-40.459, 40.475 and 40.485 as permitted by Nevada Revised Statutes Section 40.495, and any successor provisions.

          2.6  CERTAIN CALIFORNIA LAW WAIVERS.  As used in this subsection 2.6,
               ------------------------------
any reference to "the principal" includes Company, and any reference to "the creditor" includes each Beneficiary. In accordance with Section 2856 of the California Civil Code:

               (a) Guarantor agrees to withhold the exercise of any and all rights of subrogation, reimbursement and contribution against Company, against any other guarantor of any of the Guarantied Obligations and against any collateral or security granted by any such other guarantor for any of the Guarantied Obligations until the Guarantied Obligations shall have been paid in full, all as more fully set forth in subsection 2.7;

               (b) Guarantor waives any and all other rights and defenses available to Guarantor as against any Beneficiary by reason of Sections 2787 to 2855, inclusive, 2899 and 3433 of the California Civil Code except to the extent expressly provided herein, including without limitation any and all rights or defenses Guarantor may have by reason of protection afforded to the principal with respect to any of the Guarantied Obligations, or to any other guarantor of any of the Guarantied Obligations with respect to any of such guarantor's obligations under its guaranty, in either case pursuant to the antideficiency or other laws of the State of California limiting or discharging the principal's indebtedness or such guarantor's obligations, including without limitation Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure; and

               (c) Guarantor waives all rights and defenses arising out of an election of remedies by the creditor, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Guarantied Obligation, has destroyed Guarantor's rights of subrogation and reimbursement against the principal by the operation of Section 580d of the Code of Civil Procedure or otherwise; and even though that election of remedies by the creditor, such as nonjudicial foreclosure with respect to security for an obligation of any other guarantor of any of the Guarantied Obligations, has destroyed Guarantor's rights of contribution against such other guarantor.

No other provision of this Guaranty shall be construed as limiting the generality of any of the covenants and waivers set forth in this subsection 2.6. In accordance with subsection 4.6 below, this Guaranty shall be governed by, and shall be construed and enforced in accordance with, the internal laws of the State of Nevada, without regard to conflicts of laws principles. This subsection 2.6 is included solely out of an abundance of caution, and shall

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

not be construed to mean that any of the above-referenced provisions of California law are in any way applicable to this Guaranty or to any of the Guarantied Obligations.

          2.7  GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.  Until the
               ----------------------------------------------------
Guarantied Obligations shall have been paid in full, Guarantor shall withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, including without limitation under Nevada Revised Statutes
Section 40.475 or 40.485 as permitted by Nevada Revised Statutes Section 40.495
(1993), under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Company, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary, and (b) any right of contribution Guarantor may have against any other guarantor of any of the Guarantied Obligations. Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Company or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. Representative, on behalf of Beneficiaries, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale any rights of subrogation such Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Representative on behalf of Beneficiaries and shall forthwith be paid over to Representative for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.

          2.8  EXPENSES.  Guarantor agrees to pay, or cause to be paid, on
               --------
demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including reasonable fees and disbursements of counsel and reasonable allocated costs of internal counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

          2.9  CONTINUING GUARANTY.   This Guaranty is a continuing guaranty and
               -------------------
shall remain in effect until all of the Guarantied Obligations shall have been paid in full. Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations.

          2.10  AUTHORITY OF GUARANTOR OR COMPANY.  It is not necessary for any
                ---------------------------------
Beneficiary to inquire into the capacity or powers of Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

          2.11 FINANCIAL CONDITION OF COMPANY.  Any extensions of credit may be
               ------------------------------
granted to Company or continued from time to time without notice to or authorization from Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation. No Beneficiary shall have any obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Company. Guarantor has adequate means to obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Basic Documents, and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

          2.12 RIGHTS CUMULATIVE.  The rights, powers and remedies given to
               -----------------
Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the other Basic Documents or any agreement between Guarantor and any Beneficiary or Beneficiaries or between Company and any Beneficiary or Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

          2.13 BANKRUPTCY; POST-PETITION INTEREST; REINSTATEMENT OF GUARANTY.
               -------------------------------------------------------------
(a) So long as any Guarantied Obligations remain outstanding, Guarantor shall not, without the prior written consent of Representative in accordance with the terms of the Note Purchase Agreement, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

          (b) Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Beneficiaries that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Representative, or allow the claim of Representative in respect of, any such interest accruing after the date on which such proceeding is commenced.

               (c) In the event that all or any portion of the Guarantied Obligations are paid by Company, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

          2.14 NOTICE OF EVENTS.  As soon as Guarantor obtains knowledge
               ----------------
thereof, Guarantor shall give Representative written notice of any condition or event which has resulted in (a) a material adverse change in the financial condition of Guarantor or Company or (b) a breach of or noncompliance with any term, condition or covenant contained herein or in the Note Purchase Agreement, any other Basic Document or any other document delivered pursuant hereto or thereto.

          2.15 SET OFF.  In addition to any other rights any Beneficiary may
               -------
have under law or in equity, if any amount shall at any time be due and owing by Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, without notice (any such notice being hereby expressly waived), to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to Guarantor and any other property of Guarantor held by any Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Beneficiary under this Guaranty.

SECTION 3.  REPRESENTATIONS, WARRANTIES AND COVENANTS

          3.1  REPRESENTATIONS AND WARRANTIES.
               ------------------------------

               In order to induce Beneficiaries to accept this Guaranty and to enter into the Note Purchase Agreement and to issue the Notes thereunder, Guarantor hereby represents and warrants to Beneficiaries that the following statements are true and correct:

               (a) CORPORATE EXISTENCE.  Guarantor is duly organized, validly
                   -------------------
     existing and in good standing under the laws of the state of its incorporation, has the corporate power to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business requires such qualification, except for failures to be so qualified, authorized or licensed that would not in the aggregate have a material adverse effect on the business, operations, assets or financial condition of Guarantor.

          (b) CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. Guarantor
              -------------------------------------------------------
     has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and the other Basic Documents to which Guarantor is a party and all obligations required hereunder or thereunder and has taken all necessary corporate action to authorize its Guaranty hereunder on the terms and conditions hereof and its execution, delivery and performance of this Guaranty and the other Basic Documents to which Guarantor is a party and all obligations required hereunder or thereunder. No consent of any other Person including, without limitation, stockholders and creditors of Guarantor, and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental authority is required by Guarantor in connection with this Guaranty or any other Basic Document to which Guarantor is a party or the execution, delivery, performance, validity or enforceability of this Guaranty or any other Basic Document to which Guarantor is a party and all obligations required hereunder or thereunder. This Guaranty and the other Basic Documents to which Guarantor is a party have been, and each instrument or document required hereunder or thereunder will be, executed and delivered by a duly authorized officer of Guarantor, and this Guaranty and the other Basic Documents to which Guarantor is a party constitute, and each instrument or document required hereunder or thereunder when executed and delivered by Guarantor hereunder or thereunder will constitute, the legally valid and binding obligation of Guarantor, enforceable against Guarantor in accordance with their terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws or equitable principles relating to or limiting creditors' rights generally.

          (c) NO LEGAL BAR TO THIS GUARANTY.  The execution, delivery and
              -----------------------------
     performance of this Guaranty and the other Basic Documents to which Guarantor is a party and the documents or instruments required hereunder or thereunder will not violate any provision of any existing law or regulation binding on Guarantor, or any order, judgment, award or decree of any court, arbitrator or governmental authority binding on Guarantor, or the certificate of incorporation or bylaws of Guarantor or any securities issued by Guarantor, or any mortgage, indenture, lease, contract or other agreement, instrument or undertaking to which Guarantor is a party or by which Guarantor or any of its assets may be bound, the violation of which would have a material adverse effect on the business, operations, assets or financial condition of Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its property, assets or revenues pursuant to the provisions of any such mortgage, indenture, lease, contract or other agreement, instrument or undertaking.

          (d) REPRESENTATIONS AND WARRANTIES IN NOTE PURCHASE AGREEMENT.  All
              ---------------------------------------------------------
     representations and warranties made by SGC or Company in the Note Purchase

     Agreement regarding Guarantor individually are true, correct and complete as of the date hereof.

     3.2  COVENANTS.  Guarantor covenants and agrees that it shall perform
          ---------
all covenants contained in Sections 5 and 6 of the Note Purchase Agreement that relate to Guarantor.

SECTION 4.  MISCELLANEOUS

     4.1  SURVIVAL OF WARRANTIES.  All agreements, representations and
          ----------------------
warranties made herein shall survive the execution and delivery of this Guaranty and the other Basic Documents and any increase in the amount of the Notes or other Obligations under the Note Purchase Agreement.

     4.2  NOTICES.  Any communications between Representative and Guarantor
          -------
and any notices or requests provided herein to be given may be given by mailing the same, postage prepaid, or by telex, facsimile transmission or cable to each such party at its address set forth in the Note Purchase Agreement, on the signature pages hereof or to such other addresses as each such party may in writing hereafter indicate. Any notice, request or demand to or upon Representative or Guarantor shall not be effective until received.

     4.3  SEVERABILITY.  In case any provision in or obligation under this
          ------------
Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

     4.4  AMENDMENTS AND WAIVERS.  No amendment, modification, termination
          ----------------------
or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Representative and, in the case of any such amendment or modification, Guarantor against whom enforcement of such amendment or modification is sought. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

     4.5  HEADINGS.  Section and subsection headings in this Guaranty are
          --------
included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

     4.6  APPLICABLE LAW.  THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF
          --------------
GUARANTOR AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     4.7  SUCCESSORS AND ASSIGNS.  This Guaranty is a continuing guaranty
          ----------------------
and shall be binding upon Guarantor and its respective successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the rights or obligations of Guarantor hereunder without the prior written consent of all Holders. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part, in accordance with Section 9.14 of the Note Purchase Agreement with respect to an assignment by any Holder and in accordance with Section 8.7 of the Note Purchase Agreement with respect to an assignment by the Collateral Agent. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Note, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

     4.8  CONSENT TO JURISDICTION AND SERVICE OF PROCESS.  ALL JUDICIAL
          ----------------------------------------------
PROCEEDINGS BROUGHT AGAINST GUARANTOR ARISING OUT OF OR RELATING TO THIS GUARANTY, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA. BY EXECUTING AND DELIVERING THIS AGREEMENT, GUARANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY

          (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

          (II)  WAIVES ANY DEFENSE OF FORUM NON CONVENIENS;

          (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GUARANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 4.2;

          (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GUARANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT;

          (V) AGREES THAT BENEFICIARIES RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GUARANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND

          (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 4.8 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE.

     4.9  WAIVER OF TRIAL BY JURY.  GUARANTOR AND, BY ITS ACCEPTANCE OF THE
          -----------------------
BENEFITS HEREOF, EACH BENEFICIARY EACH HEREBY AGREES TO

WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY. The scope of this waiver is intended to be all encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims and all other common law and statutory claims. Guarantor and, by its acceptance of the benefits hereof, each Beneficiary, each (i) acknowledges that this waiver is a material inducement for Guarantor and Beneficiaries to enter into a business relationship, that Guarantor and Beneficiaries have already relied on this waiver in entering into this Guaranty or accepting the benefits thereof, as the case may be, and that each will continue to rely on this waiver in their related future dealings and (ii) further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SUBSECTION 4.9 AND EXECUTED BY REPRESENTATIVE AND GUARANTOR), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY. In the event of litigation, this Guaranty may be filed as a written consent to a trial by the court.

          4.10 NO OTHER WRITING.  This writing is intended by Guarantor and
               ----------------
Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

          4.11 FURTHER ASSURANCES.  At any time or from time to time, upon the
               ------------------
request of Representative, Guarantor shall execute and deliver such further documents and do such other acts and things as Representative may reasonably request in order to effect fully the purposes of this Guaranty.

          4.12 COUNTERPARTS; EFFECTIVENESS.  This Guaranty may be executed in
               ---------------------------
any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original for all purposes; but all such counterparts together shall constitute but one and the same instrument. This Guaranty shall become effective as to Guarantor upon the execution of a counterpart hereof by Guarantor and receipt by Representative of written or telephonic notification of such execution and authorization of delivery thereof.

          4.13 REPRESENTATIVE AS COLLATERAL AGENT.
               ----------------------------------

               (a) Representative has been appointed to act as Representative hereunder by Holders. Representative shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Note Purchase Agreement.

          (b) Representative shall at all times be the same Person that is Collateral Agent under the Note Purchase Agreement. Written notice of resignation by Collateral Agent pursuant to subsection 8.7 of the Note Purchase Agreement shall also constitute notice of resignation as Representative under this Guaranty; removal of Collateral Agent pursuant to subsection 8.7 of the Note Purchase Agreement shall also constitute removal as Representative under this Guaranty; and appointment of a successor Collateral Agent pursuant to subsection 8.7 of the Note Purchase Agreement shall also constitute appointment of a successor Representative under this Guaranty. Upon the acceptance of any appointment as Collateral Agent under subsection 8.7 of the Note Purchase Agreement by a successor Collateral Agent, that successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Representative under this Guaranty, and the retiring or removed Representative under this Guaranty shall promptly (i) transfer to such successor Representative all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Representative under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Representative of the rights created hereunder, whereupon such retiring or removed Representative shall be discharged from its duties and obligations under this Guaranty. After any retiring or removed Representative's resignation or removal hereunder as Representative, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Representative hereunder.

          IN WITNESS WHEREOF, the undersigned Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first written above.


                              SAHARA RESORTS


                              By  /s/ Thomas K. Land
                                 --------------------------------------
                                      Thomas K. Land

                              Title:  Treasurer and Assistant Secretary


                              By  /s/ Paul W. Lowden
                                 ---------------------------------------
                                      Paul W. Lowden

                              Title:  President


                                      S-1